Exhibit 21 - MERCK & CO., INC. SUBSIDIARIES
changes as 12/31/2024
    The following is a list of subsidiaries of the Company, doing business under the name stated.

Name	Country or State of Incorporation
7728026 Canada Inc.	Canada
Abceutics, Inc.	Delaware
Abmaxis Inc.	Delaware
Acceleron Pharma Inc.	Delaware
Afferent Pharmaceuticals, Inc.	Delaware
Agrident GmbH	Germany
Allflex Argentina S.A.	Argentina
Allflex Australia Pty. Ltd.	Australia
Allflex (China) Intelligent Technology Co. Ltd.	China
Allflex dan-mark ApS	Denmark
Allflex Europe S.A.S.	France
Allflex Group Germany GmbH	Germany
Allflex Holdings 1 Inc.	Delaware
Allflex Holdings 2 Inc.	Delaware
Allflex Holdings 3 Inc.	Delaware
Allflex India Private Limited	India
Allflex International do Brasil Ltda.	Brazil
Allflex Maroc S.A.R.L.	Morocco
Allflex New Zealand Limited	New Zealand
Allflex Polska Spolka z ograniczona odpowiedzialnoscia	Poland
Allflex Romania S.R.L.	Romania
Allflex UK Group Limited	United Kingdom
Allflex USA LLC	Delaware
Antelliq Finance, Inc.	Delaware
ArQule, Inc.	Delaware
Biomark LLC	Idaho
BRC Ltd.	Bermuda
Burgwedel Biotech GmbH	Germany
Calporta Therapeutics, Inc.	Delaware
Canji, Inc.	Delaware
Caraway Therapeutics Inc.	Delaware
cCam Biotherapeutics Ltd.	Israel
Cherokee Pharmaceuticals LLC	Delaware
Controladora MSD Mexicana Sociedad de Responsabilidad Limitada de Capital Variable	Mexico
Cooper Veterinary Products (Proprietary) Limited	South Africa
Corporation Allflex ULC	Canada
Cosmas B.V.	Netherlands
Cubist Pharmaceuticals LLC	Delaware
Dialstat Trading 91 Pty Ltd T/A Allflex SA	South Africa
Diosynth Holding B.V.	Netherlands
Diosynth Produtos Farmo-quimicos Ltda.	Brazil
Elastec S.R.L	Argentina
Essex Pharmaceuticals, Inc.	Philippines

Eyebiotech Ltd.	UK
Eyebiotech Inc.	Delaware
Farmacox - Companhia Farmaceutica, Lda	Portugal
Farmasix-Produtos Farmaceuticos, Lda	Portugal
Financiere MSD	France
Fontelabor-Produtos Farmaceuticos, Lda.	Portugal
Frosst Laboratories, Inc.; ;	Delaware
Frosst Portuguesa - Produtos Farmaceuticos, Lda.	Portugal
GlycoFi, Inc.	Delaware
Hangzhou MSD Pharmaceutical Co., Ltd.[1]	China
Harpoon Therapeutics Inc.	Delaware
Harrisvaccines LLC	Iowa
Hawk and Falcon L.L.C.	Delaware
Healthcare Services and Solutions, LLC	Delaware
Heptafarma Companhia Farmaceutica, Lda	Portugal
Hydrochemie GmbH	Germany
Idenix GmbH	Switzerland
IdentiGEN Limited	Ireland
IdentiGEN North America Inc.	Delaware
Imago Biosciences, Inc.	Delaware
Immune Design Corp.	Delaware
International Indemnity Ltd.	Bermuda
Intervet (Ireland) Limited	Ireland
Intervet (Israel) Ltd.	Israel
Intervet (M) Sdn. Bhd.	Malaysia
Intervet (Proprietary) Limited	South Africa
Intervet (Thailand) Ltd.	Thailand
Intervet Agencies B.V.	Netherlands
Intervet Animal Health Taiwan Limited	China
Intervet Argentina S.A.	Argentina
Intervet Australia Pty Limited	Australia
Intervet Canada Corp.	Canada
Intervet Central America S. de R.L.	Panama
Intervet Deutschland GmbH	Germany
Intervet Ecuador S.A.	Ecuador
Intervet Egypt for Animal Health SAE	Egypt
Intervet GesmbH	Austria
Intervet Hellas A.E.	Greece
Intervet Holding B.V.	Netherlands
Intervet Holdings France SAS	France
Intervet Hungaria Értékesítő Kft	Hungary
Intervet Inc.	Delaware
Intervet India Private Limited	India
Intervet International B.V.	Netherlands
Intervet International GmbH	Germany
Intervet International Sarl	France
Intervet LLC	Russian Federation
Intervet Maroc S.A.	Morocco
Intervet Mexico S.A. de C.V.	Mexico

Intervet Middle East Limited	Cyprus
Intervet Nederland B.V.	Netherlands
Intervet Philippines, Inc.	Philippines
Intervet Productions S.A.	France
Intervet Productions S.r.l.	Italy
Intervet Romania SRL	Romania
Intervet SAS	France
Intervet Schering-Plough Animal Health Pty. Ltd.	Australia
Intervet South Africa (Proprietary) Limited	South Africa
Intervet Sp. z.o.o.	Poland
Intervet UK Production Limited	United Kingdom
Intervet Venezolana S.A.	Venezuela
Intervet Veterinaria Chile Ltda	Chile
Intervet Veteriner Ilaclari Pazarlama ve Ticaret Ltd. Sirketi	Turkey
Intervet, s.r.o.	Czech Republic
Interveterinaria SA de CV	Mexico
IOmet Pharma Limited	Scotland
Laboratoires Merck Sharp & Dohme – Chibret SNC	France
Laboratorios Abello, S.A.	Spain
Laboratorios Quimico-Farmaceuticos Chibret, Lda	Portugal
Lemifar S. A.	Uruguay
Lexington Biopharma II Limited	Cayman Islands
Maya Tibbi Ürünler Ticaret Limited Sirketi	Turkey
MCM Vaccine B.V.[1]	Netherlands
Merck and Company LLC	Delaware
Merck Canada Inc.	Canada
Merck Capital Ventures, LLC[1]	Delaware
Merck Frosst Canada & Co.	Canada
Merck Frosst Company	Canada
Merck Global Health Innovation Fund, LLC	Delaware
Merck Global Health Innovation, Private Equity, LLC	Delaware
Merck HDAC Research, LLC	Delaware
Merck Holdings II Corp.	Delaware
Merck Holdings IV Corp.	Delaware
Merck Holdings LLC	Delaware
Merck Lumira Biosciences Fund L.P.[1]	Canada
Merck Registry Holdings, Inc.	New Jersey
Merck Research Investments LLC	Delaware
Merck Research Laboratories Massachusetts, LLC	Delaware
Merck Sharp & Dohme (Argentina) LLC	Delaware
Merck Sharp & Dohme (Asia) Limited	Hong Kong
Merck Sharp & Dohme (Australia) Pty. Limited	Australia
Merck Sharp & Dohme (Chile) Ltda.	Chile
Merck Sharp & Dohme (China) Limited	Hong Kong
Merck Sharp & Dohme (Enterprises) B.V.	Netherlands
Merck Sharp & Dohme (Holdings) Pty Ltd	Australia
Merck Sharp & Dohme (I.A.) LLC	Delaware
Merck Sharp & Dohme (International) Limited	Bermuda
Merck Sharp & Dohme (Israel - 1996) Company Ltd.	Israel

Merck Sharp & Dohme (Malaysia) SDN. BHD.	Malaysia
Merck Sharp & Dohme (New Zealand) Limited	New Zealand
Merck Sharp & Dohme (Sweden) A.B.	Sweden
Merck Sharp & Dohme (Switzerland) GmbH	Switzerland
Merck Sharp & Dohme (UK) Limited	United Kingdom
Merck Sharp & Dohme Animal Health, S.L.	Spain
Merck Sharp & Dohme Asia Pacific Services Pte. Ltd.	Singapore
Merck Sharp & Dohme B.V.	Netherlands
Merck Sharp & Dohme BH d.o.o.	Bosnia
Merck Sharp & Dohme Bulgaria EOOD	Bulgaria
Merck Sharp & Dohme Colombia S.A.S.	Colombia
Merck Sharp & Dohme Comercializadora, S. de R.L. de C.V.	Mexico
Merck Sharp & Dohme Cyprus Limited	Cyprus
Merck Sharp & Dohme d.o.o.	Croatia
Merck Sharp & Dohme d.o.o. Belgrade	Serbia
Merck Sharp & Dohme de Espana, SAU	Spain
Merck Sharp & Dohme Farmaceutica Ltda.	Brazil
Merck Sharp & Dohme Finance Europe Limited	United Kingdom
Merck Sharp & Dohme Gesellschaft m.b.H.	Austria
Merck Sharp & Dohme Holdings Corp.	Delaware
Merck Sharp & Dohme IDEA GmbH	Switzerland
Merck Sharp & Dohme inovativna zdravila d.o.o.	Slovenia
Merck Sharp & Dohme International Services B.V.	Netherlands
Merck Sharp & Dohme Ireland (Human Health) Limited	Ireland
Merck Sharp & Dohme Latvija	Latvia
Merck Sharp & Dohme Limitada	Bolivia
Merck Sharp & Dohme LLC	New Jersey
Merck Sharp & Dohme OU	Estonia
Merck Sharp & Dohme Peru SRL	Peru
Merck Sharp & Dohme Pharmaceutical Industrial and Commercial Societe Anonyme	Greece
Merck Sharp & Dohme Research GmbH	Switzerland
Merck Sharp & Dohme Romania SRL	Romania
Merck Sharp & Dohme S.A.	Morocco
Merck Sharp & Dohme s.r.o.	Czech Republic
Merck Sharp & Dohme Salud Animal Perú S.A.	Peru
Merck Sharp & Dohme Salud Animal Colombia S.A.S.	Colombia
Merck Sharp & Dohme Saude Animal Ltda.	Brazil
Merck Sharp & Dohme Singapore Trading Pte. Ltd.	Singapore
Merck Sharp & Dohme Tunisie SARL	Tunisia
Merck Sharp & Dohme, Limitada	Portugal
Merck Sharp & Dohme, S. de R.L. de C.V.	Mexico
Merck Sharp & Dohme, s.r.o.	Slovakia
Merck Sharp Dohme Ilaclari Limited Sirketi	Turkey
Merck Teknika LLC	Delaware
Merko Acquisition S.A.	Belgium
Merko Dalton B.V.	Netherlands
Merko N.V.	Belgium
ML Holdings (Canada) Inc.	Canada
Modifi Biosciences, Inc.	Delaware

MRL San Francisco, LLC	Delaware
MRL Ventures Fund LLC	Delaware
MSD (Hainan) Innovative Healthcare Co., Ltd.	China
MSD (I.A.) B.V.	Netherlands
MSD (Ningbo) Animal Health Technology Co., Ltd.	China
MSD (Norge) AS	Norway
MSD (Proprietary) Limited	South Africa
MSD (Shanghai) Pharmaceuticals Consultancy Co., Ltd.	China
MSD (Thailand) Ltd.	Thailand
MSD Agencies B.V.	Netherlands
MSD Animal Health UK Limited	United Kingdom
MSD Animal Health (Phils.), Inc	Philippines
MSD Animal Health (Shanghai) Trading Co., Ltd.	China
MSD Animal Health A/S	Denmark
MSD Animal Health B.V.	Belgium
MSD Animal Health Danube Biotech GmbH	Austria
MSD Animal Health FZ-LLC	United Arab Emirates
MSD Animal Health GmbH	Switzerland
MSD Animal Health Holdings BV	Netherlands
MSD Animal Health Innovation AS	Norway
MSD Animal Health Innovation GmbH	Germany
MSD Animal Health Innovation Pte. Ltd.	Singapore
MSD Animal Health K.K.	Japan
MSD Animal Health Korea Ltd.	Korea
MSD Animal Health Norge AS	Norway
MSD Animal Health Oy	Finland
MSD Pensions Trustee Limited	United Kingdom
MSD Animal Health S.r.l.	Italy
MSD Animal Health Sweden AB	Sweden
MSD Animal Health Vietnam Company Limited	Vietnam
MSD Animal Health, Lda.	Portugal
MSD Argentina SRL	Argentina
MSD Asia Holdings Pte. Ltd.	Singapore
MSD BD-4 GmbH	Switzerland
MSD BD-5 GmbH	Switzerland
MSD Belgium BV – SRL	Belgium
MSD Biotech B.V.	Netherlands
MSD Brazil Investments B.V.	Netherlands
MSD Central America Services S. de R.L.	Panama
MSD Central America Services Guatemala	Guatemala
MSD China (Investments) B.V.	Netherlands
MSD China B.V.	Netherlands
MSD China Holding Co., Ltd.	China
MSD Cubist Holdings BV	Switzerland
MSD Cubist Holdings Unlimited Company	Ireland
MSD Czech Republic s.r.o.	Czech Republic
MSD Danmark ApS	Denmark
MSD Egypt LLC	Egypt
MSD Eurofinance	Bermuda

MSD Europe Belgium SRL	Belgium
MSD Farmaceutica C.A.	Venezuela
MSD FI BV	Netherlands
MSD Finland Oy	Finland
MSD France	France
MSD Global Holdings B.V.	Netherlands
MSD HH Vietnam Ltd	Vietnam
MSD Human Health Holding B.V.	Netherlands
MSD Human Health Holding II B.V.	Netherlands
MSD IDEA Algerie SPA	Algeria
MSD IDEA Pharmaceuticals Nigeria Limited	Nigeria
MSD IDEA Tunisie SARL	Tunisia
MSD Innovation and Development GmbH	Switzerland
MSD International B.V.	Netherlands
MSD International Business GmbH	Switzerland
MSD International Finance B.V.	Netherlands
MSD International GmbH	Switzerland
MSD International Manufacturing GmbH	Switzerland
MSD Italia s.r.l.	Italy
MSD Japan Holdings B.V.	Netherlands
MSD Japan Holdings GK	Japan
MSD K.K.	Japan
MSD KSA GmbH	Switzerland
MSD Korea Co., Ltd.	Korea
MSD Laboratories India LLC	Delaware
MSD Latin America Services S. de R.L.	Panama
MSD Latin America Services S. de R.L. de C.V.	Mexico
MSD Limited	United Kingdom
MSD Luxembourg S.a.r.l.	Luxembourg
MSD Merck Sharp & Dohme AG	Switzerland
MSD Netherlands Capital B.V.	Netherlands
MSD NL 4 B.V.	Netherlands
MSD Panama International Services S. de R.L.	Panama
MSD Participations B.V.	Netherlands
MSD Pharma (Singapore) Pte. Ltd.	Singapore
MSD Pharma GmbH	Germany
MSD Pharma Hungary Korlatolt Felelossegu Tarsasag	Hungary
MSD Pharmaceuticals LLC	Russian Federation
MSD Pharmaceuticals Private Limited	India
MSD Polska Dystrybucja Sp. z.o.o.	Poland
MSD Polska Sp.z.o.o.	Poland
MSD R&D (China) Co., Ltd.	China
MSD R&D Innovation Centre Limited	United Kingdom
MSD RDC Costa Rica Sociedad de Responsabilidad Limitada	Costa Rica
MSD Registry Holdings, Inc.	New Jersey
MSD Shared Business Services EMEA Limited	Ireland
MSD Sharp & Dohme Gesellschaft mit beschränkter Haftung	Germany
MSD Switzerland Investments 4 Unlimited Company	Ireland
MSD Ukraine Limited Liability Company	Ukraine

MSD Vaccins	France
MSD Vaccins Holdings	France
MSD Venezuela Holding GmbH	Switzerland
MSD Verwaltungs GmbH	Germany
MSD Vietnam Company Limited	Vietnam
MSD Vietnam Holdings B.V.	Netherlands
MSDIG Holdings Unlimited Company	Ireland
MSDIG Holdings 2 Unlimited Company	Ireland
MSP Vaccine Company[1]	Pennsylvania
Multilan AG	Switzerland
Nihon MSD G.K.	Japan
Nourifarma - Produtos Quimicos e Farmaceuticos, Sociedade Uniperssoal, Lda	Portugal
O.PI.VI S.R.L.	Italy
OBS Holdings B.V.	Netherlands
Oncoethix GmbH	Switzerland
OncoImmune, Inc.	Delaware
Organon Latin America S.A.	Uruguay
OS ID AS	Norway
OSID Stallmästaren AB	Sweden
P.T. Merck Sharp & Dohme Indonesia	Indonesia
Pandion Operations, Inc.	Delaware
Pandion Therapeutics, Inc.	Delaware
Peloton Therapeutics, Inc.	Delaware
Polnet ID Spolka z ograniczona odpowiedzialnoscia	Poland
PrognostiX-Poultry Limited	United Kingdom
Prometheus Biosciences, Inc.	Delaware
Prondil Sociedad Anónima	Uruguay
PT Intervet Indonesia	Indonesia
Putexin Investments Limited	New Zealand
Rigontec GmbH	Germany
Rosetta Inpharmatics LLC	Delaware
S.C.R. (Engineers) Limited	Israel
Schering-Plough, S.A.S.	France
Schering-Plough (Ireland) Unlimited Company	Ireland
Schering-Plough Animal Health Limited	New Zealand
Schering-Plough Canada Inc.	Canada
Schering-Plough Corporation	Philippines
Schering-Plough Corporation, U.S.A.	Delaware
Schering-Plough Holdings Limited	United Kingdom
Schering-Plough S.A.S	France
Schering-Plough S.A.	Paraguay
Schering-Plough S.A.	Spain
SCR Allflex Management, Ltd	Israel
Servicios Veternarios Servet, Sociedad Anónima	Costa Rica
Shanghai MSD Pharmaceutical Trading Co., Ltd.	China
Sistemas de Identificacao Animal Ltda	Brazil
SmartCells, Inc.	Delaware
SOL Limited	Bermuda
SureFlap Limited	United Kingdom

Themis Bio Holdings LLC	Delaware
Theriak B.V.	Netherlands
Tilos Therapeutics, Inc.	Delaware
UAB Merck Sharp & Dohme	Lithuania
Vaki Fiskeldiskerfi ehf.	Iceland
VelosBio Inc.	Delaware
VelosBio Canada Inc.	Canada
Vence Corp	Delaware
Vence Corp AU Pty Ltd	Australia
Venco Farmaceutica S.A.	Venezuela
Venco Holding GmbH	Switzerland
Vet Pharma Friesoythe GmbH	Germany
Veterinaria Premium, Sociedad Anonima	Guatemala
VetInvent, LLC	Delaware
Vetrex B.V.	Netherlands
Vetrex Egypt L.L.C.	Egypt
Vree Health Italia S.r.l.	Italy
Werthenstein Biopharma GmbH	Switzerland
Zoöpharm B.V.	Netherlands

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1 own less than 100%